[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2002

MuniVest
Fund II, Inc.

www.mlim.ml.com

      MUNIVEST FUND II, INC.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                        MuniVest Fund II, Inc., October 31, 2002

DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Stock of MuniVest Fund II, Inc. earned $.901 per share income dividends, which included earned and unpaid dividends of $.078. This represents a net annualized yield of 6.32%, based on a year-end net asset value of $14.16 per share. During the same period, the total investment return on the Fund's Common Stock was +5.86%, based on a change in per share net asset value from $14.29 to $14.16, and assuming reinvestment of $.896 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Stock was +5.37%, based on a change in per share net asset value from $13.89 to $14.16, and assuming reinvestment of $.453 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.37% for Series A, 1.20% for Series B and 1.31% for Series C.

The Municipal Market Environment

During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases


                                     2 & 3

                                        MuniVest Fund II, Inc., October 31, 2002

should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six months ended October 31, 2002, we maintained the neutral market position adopted earlier this year. While tax-exempt bond yields have declined more than anticipated, the Fund's leveraged structure and fully invested position allowed it to completely participate in the significant market appreciation seen in recent months. The combination of the U.S. equity markets decline, corporate disclosure issues and the prospect of further military action have driven bond prices higher than economic fundamentals alone would have supported in the past. As current tax-exempt rates are at historically low levels, we will carefully continue to monitor business conditions. Should signs of a renewed, sustainable economic recovery appear, we will adopt a more defensive portfolio strategy in an effort to preserve recent gains in the Fund's net asset value. As we focused on further enhancing the Fund's current high level of coupon income, we purchased lower-rated investment-grade issues whenever they were attractively priced. Recently, many corporate-backed municipal bond issues have come under considerable pressure, creating a historically attractive investment opportunity. The addition of these higher-yielding issues should help the Fund continue to provide its current dividend going forward. However, we maintained the Fund's historically high credit quality profile. At October 31, 2002, 60.1% of the Fund's holdings were rated AA or better by at least one of the major rating agencies, including 35.7% of the Fund's holdings that were rated AAA.

During the period, the Fund's borrowing costs remained in the 1%-1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

November 22, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's       Face
STATE                 Ratings++  Ratings++    Amount  Issue                                                                   Value
====================================================================================================================================
Arizona--1.5%         BB+        Ba1          $1,200  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                      Refunding (El Paso Electric Company Project), Series A, 6.25%
                                                      due 5/01/2037                                                           $1,202
                      AAA        Aaa           2,315  Maricopa County, Arizona, Tempe Elementary Unified School
                                                      District Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                2,942
====================================================================================================================================
California--0.9%      AAA        Aaa           2,165  California Statewide Communities Development Authority, COP,
                                                      Refunding, 6% due 8/15/2016 (g)                                          2,488
====================================================================================================================================
Colorado--3.1%        NR*        Aa2             140  Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series
                                                      F, 8.625% due 6/01/2025                                                    143
                      NR*        Aa2           1,175  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                      Senior Series A-2, 7.50% due 4/01/2031                                   1,261
                                                      Elk Valley, Colorado, Public Improvement Revenue Bonds
                                                      (Public Improvement Fee):
                      NR*        NR*           3,025    Series A, 7.35% due 9/01/2031                                          3,049
                      NR*        NR*           1,000    Series B, 7% due 9/01/2031                                             1,012
                      NR*        NR*           1,325  North Range, Colorado, Metropolitan District Number 1, GO,
                                                      7.25% due 12/15/2031                                                     1,318
                      BB+        Ba1           1,900  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                      Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,965
====================================================================================================================================
Connecticut--0.7%     BBB-       NR*           2,000  Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                      Improvement Revenue Refunding Bonds (Priority Distribution),
                                                      6.25% due 1/01/2031                                                      2,060
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family


                                     4 & 5

                                        MuniVest Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's       Face
STATE                 Ratings++  Ratings++    Amount  Issue                                                                   Value
====================================================================================================================================
Florida--5.1%         NR*        NR*          $  885  Bonnet Creek Resort, Florida, Community Development District,
                                                      Special Assessment Revenue Bonds, 7.50% due 5/01/2034                  $   891
                      AA-        A3            1,500  Broward County, Florida, Resource Recovery Revenue Refunding
                                                      Bonds (Wheelabrator South Broward), Series A, 5.50% due
                                                      12/01/2008                                                               1,634
                      BBB        Baa2          6,705  Escambia County, Florida, PCR (Champion International
                                                      Corporation Project), AMT, 6.90% due 8/01/2022                           7,002
                      NR*        NR*           1,000  Orlando, Florida, Urban Community Development District,
                                                      Capital Improvement Special Assessment Bonds, Series A, 6.95%
                                                      due 5/01/2033                                                            1,013
                      NR*        NR*             475  Panther Trace, Florida, Community Development District,
                                                      Special Assessment Revenue Bonds, Series B, 6.50% due
                                                      5/01/2009                                                                  475
                      NR*        NR*           1,000  Park Place Community Development District, Florida, Special
                                                      Assessment Revenue Bonds, 6.75% due 5/01/2032                              992
                      NR*        NR*           1,000  Preserve at Wilderness Lake, Florida, Community Development
                                                      District, Capital Improvement Bonds, Series A, 7.10% due
                                                      5/01/2033                                                                1,007
                      NR*        NR*           1,300  Vista Lakes Community, Florida, Development District, Capital
                                                      Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                 1,293
====================================================================================================================================
Georgia--4.4%                                         Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                      Station Project):
                      NR*        NR*           1,655    7.25% due 12/01/2005                                                   1,667
                      NR*        NR*           2,000    7.90% due 12/01/2024                                                   2,043
                                                      Georgia Municipal Electric Authority, Power Revenue Refunding
                                                      Bonds:
                      A          A2              380    Series W, 6.60% due 1/01/2018 (h)                                        472
                      A          A2            5,620    Series W, 6.60% due 1/01/2018                                          6,841
                      A          A2            1,250    Series X, 6.50% due 1/01/2020                                          1,509
====================================================================================================================================
Idaho--0.5%           NR*        Aaa           1,420  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                                      AMT, Series E-2, 6.90% due 1/01/2027                                     1,530
====================================================================================================================================
Illinois--20.5%       A-         Aa3           6,925  Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas),
                                                      Series A, 6.875% due 3/01/2015                                           7,090
                      AAA        NR*           3,000  Chicago, Illinois, O'Hare International Airport Revenue
                                                      Refunding Bonds, DRIVERS, AMT, Series 253, 9.26% due
                                                      1/01/2020 (a)(d)                                                         3,373
                      BB-        B2            4,000  Chicago, Illinois, O'Hare International Airport, Special
                                                      Facility Revenue Refunding Bonds (American Airlines Inc.
                                                      Project), 8.20% due 12/01/2024                                           1,200
                      AAA        Aaa           1,840  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C,
                                                      7% due 3/01/2032 (f)(i)                                                  2,001
                      AAA        Aaa           2,385  Cook County, Illinois, Community High School District Number
                                                      219, Niles Township, GO, 6% due 12/01/2017 (c)                           2,715
                      BBB        A1            2,800  Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                                      (Metro Biosolids Management LLC Project), AMT, 6% due
                                                      11/01/2023                                                               2,865
                      BBB        NR*           1,000  Illinois Development Finance Authority Revenue Bonds
                                                      (Community Rehabilitation Providers Facility), Series A,
                                                      6.50% due 7/01/2022                                                      1,013
                      A+         A1            6,500  Illinois HDA, Revenue Refunding Bonds (M/F Program), Series
                                                      5, 6.75% due 9/01/2023                                                   6,786
                      NR*        Aaa           2,600  Kane and De Kalb Counties, Illinois, Community Unit School
                                                      District Number 302, GO, DRIVERS, Series 283, 9.31% due
                                                      2/01/2018 (a)(c)                                                         3,179
                      NR*        Aaa           3,850  Kane, Cook and Du Page Counties, Illinois, Elgin School
                                                      District Number 46, GO, 6.375% due 1/01/2018 (g)                         4,418
                                                      Mc Lean and Woodford Counties, Illinois, Community Unit,
                                                      School District Number 005, GO, Refunding (g):
                      NR*        Aaa           2,345    6.25% due 12/01/2014                                                   2,772
                      NR*        Aaa           2,000    6.375% due 12/01/2016                                                  2,355
                      AAA        NR*           3,200  Metropolitan Pier and Exposition Authority, Illinois,
                                                      Dedicated State Tax Revenue Refunding Bonds, DRIVERS, Series
                                                      269, 9.30% due 6/15/2023 (a)(d)                                          3,782
                                                      Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA        Aaa           1,500    Series A, 7.20% due 11/01/2020 (b)                                     1,950
                      AAA        Aaa           7,000    Series A, 6.70% due 11/01/2021 (c)                                     8,747
                      AAA        Aaa           2,500    Series C, 7.75% due 6/01/2020 (c)                                      3,428
====================================================================================================================================
Indiana--16.0%                                        Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                      Program), Series A:
                      AAA        NR*           2,750    6.875% due 2/01/2012                                                   3,059
                      AAA        NR*           5,750    6.75% due 2/01/2017                                                    6,422
                      NR*        Aaa           5,545  Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                      Series A, 6.80% due 1/01/2017 (e)                                        5,663
                                                      Indiana Transportation Finance Authority, Highway Revenue
                                                      Bonds, Series A:
                      AA         NR*             470    7.25% due 6/01/2015 (h)                                                  583
                      AA         NR*           1,530    7.25% due 6/01/2015                                                    1,957
                      AA         NR*           3,775    6.80% due 12/01/2016                                                   4,688
                                                      Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                      Revenue Refunding Bonds, Series D:
                      AA         NR*           8,750    6.75% due 2/01/2014                                                   10,694
                      AA         NR*          11,800    6.75% due 2/01/2020                                                   12,172
====================================================================================================================================
Kansas--0.4%          BBB        A3            1,000  Wyandotte County, Kansas, Kansas City Unified Government,
                                                      Revenue Refunding Bonds (General Motors Corporation Project),
                                                      6% due 6/01/2025                                                         1,006
====================================================================================================================================
Kentucky--0.5%        BB         Ba3           2,000  Kenton County, Kentucky, Airport Board, Special Facilities
                                                      Airport Revenue Bonds (Delta Airlines Project), AMT, Series
                                                      A, 7.50% due 2/01/2020                                                   1,526
====================================================================================================================================
Louisiana--8.6%       BBB        Baa3          2,590  Calcasieu Parish, Louisiana, IDB, IDR, Refunding (Olin
                                                      Corporation Project), 6.625% due 2/01/2016                               2,725
                      NR*        A3            2,000  Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                      Facilities Revenue Refunding Bonds (Trunkline Long Company
                                                      Project), 7.75% due 8/15/2022                                            2,081
                      AAA        Aaa           5,000  Louisiana Local Government, Environmental Facilities,
                                                      Community Development Authority Revenue Bonds (Capital
                                                      Projects and Equipment Acquisition), Series A, 6.30% due
                                                      7/01/2030 (b)                                                            5,914
                      BB-        NR*          10,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                      Grain Company Project), 6.50% due 1/01/2017                              9,732
                      BBB        Baa2          3,600  Sabine River Authority, Louisiana, Water Facilities Revenue
                                                      Refunding Bonds (International Paper Company), 6.20% due
                                                      2/01/2025                                                                3,710
====================================================================================================================================


                                     6 & 7

                                        MuniVest Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's       Face
STATE                 Ratings++  Ratings++    Amount  Issue                                                                   Value
====================================================================================================================================
Maryland--1.7%        A-         NR*          $2,000  Maryland State Energy Financing Administration, Solid Waste
                                                      Disposal Revenue Bonds, Limited Obligation (Wheelabrator
                                                      Water Projects), AMT, 6.45% due 12/01/2016                              $2,126
                      AAA        Aaa           1,000  Maryland State Health and Higher Educational Facilities
                                                      Authority Revenue Bonds (University of Maryland Medical
                                                      System), Series B, 7% due 7/01/2022 (c)                                  1,272
                      NR*        NR*           1,250  Montgomery County, Maryland, Special Obligation, Special Tax
                                                      Bond (West Germantown Development District), Series B, 6.70%
                                                      due 7/01/2027                                                            1,270
====================================================================================================================================
Massachusetts--4.6%   AA-        Aa2           1,000  Massachusetts State College Building Authority Project,
                                                      Revenue Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011            1,278
                      BBB-       NR*           1,250  Massachusetts State Development Finance Agency, Revenue
                                                      Refunding Bonds (Eastern Nazarine College), 5.625% due
                                                      4/01/2029                                                                  951
                      AA         Aa3           6,000  Massachusetts State Water Resource Authority Revenue Bonds,
                                                      Series A, 6.50% due 7/15/2019                                            7,358
                      AAA        Aaa           3,000  Massachusetts State Water Resource Authority, Revenue
                                                      Refunding Bonds, Series A, 6% due 8/01/2016 (c)                          3,431
====================================================================================================================================
Michigan--6.4%        BBB        Baa2          2,000  Delta County, Michigan, Economic Development Corporation,
                                                      Environmental Improvement Revenue Refunding Bonds (Mead
                                                      Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                        1,985
                                                      Michigan State Hospital Finance Authority, Revenue Refunding
                                                      Bonds, Series A:
                      AA         Aa2           8,425    (Ascension Health Credit), 6.125% due 11/15/2026                       8,881
                      BBB-       Baa3          2,000    (Detroit Medical Center Obligation Group), 6.50% due
                                                        8/15/2018                                                              2,009
                      BBB        Baa1          2,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                                      Refunding Bonds (Ford Motor Co. Project), Series A, 7.10% due
                                                      2/01/2006                                                                2,092
                      BB+        NR*           3,000  Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                                      Refunding Bonds (Development Area Number 3), 6.375% due
                                                      6/01/2031                                                                2,953
====================================================================================================================================
Minnesota--1.2%                                       Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                      AA+        Aa1           1,245    Series L, 6.70% due 7/01/2020                                          1,288
                      AA+        Aa1           1,965    Series M, 6.70% due 7/01/2026                                          2,031
====================================================================================================================================
Mississippi--1.7%                                     Mississippi Business Finance Corporation, Mississippi, PCR,
                                                      Refunding (System Energy Resources Inc. Project):
                      BBB-       Ba1           3,600    5.875% due 4/01/2022                                                   3,324
                      BBB-       Ba1           1,750    5.90% due 5/01/2022                                                    1,620
====================================================================================================================================
Missouri--0.6%        AAA        NR*           1,455  Missouri State Housing Development Commission, S/F Mortgage
                                                      Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50% due
                                                      3/01/2031 (i)                                                            1,567
====================================================================================================================================
Nebraska--2.1%                                        Nebraska Investment Finance Authority, S/F Housing Revenue
                                                      Bonds, AMT (i):
                      AAA        NR*           2,235    Series C, 6.30% due 9/01/2028 (f)                                      2,330
                      AAA        NR*           3,395    Series D, 6.45% due 3/01/2028                                          3,554
====================================================================================================================================
Nevada--2.4%          AAA        Aaa           3,300  Clark County, Nevada, IDR (Power Company Project), AMT,
                                                      Series A, 6.70% due 6/01/2022 (c)                                        3,415
                      AAA        Aaa             770  Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                      Senior Series E, 7% due 10/01/2019 (e)                                     799
                      AAA        Aaa           2,500  Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                      Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                    2,559
====================================================================================================================================
New Jersey--4.6%      NR*        NR*           1,335  New Jersey EDA, Retirement Community Revenue Bonds (Cedar
                                                      Crest Village Inc. Facility), Series A, 7.25% due 11/15/2021             1,337
                      B+         B3            2,000  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                      Airlines Inc. Project), AMT, 6.25% due 9/15/2029                         1,013
                      AAA        Aaa           2,700  New Jersey State Housing and Mortgage Finance Agency, Home
                                                      Buyer Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)             2,823
                                                      Tobacco Settlement Financing Corporation, New Jersey, Asset
                                                      Backed Revenue Refunding Bonds:
                      A          A1            6,475    6% due 6/01/2037                                                       6,160
                      A          A1            1,750    6.125% due 6/01/2042                                                   1,678
====================================================================================================================================
New York--8.9%        BBB-       Ba2           1,920  New York City, New York, City IDA, Special Facility Revenue
                                                      Bonds (British Airways PLC Project), AMT, 7.625% due
                                                      12/01/2032                                                               1,567
                      NR*        Aa2           3,375  New York City, New York, City Transitional Finance Authority
                                                      Revenue Bonds, RIB, Series 283, 10.32% due 11/15/2015 (a)                4,492
                                                      New York City, New York, GO, Refunding, Series A:
                      AAA        Aaa           3,530    6.50% due 5/15/2012                                                    4,158
                      AAA        Aaa           5,000    6.375% due 5/15/2015 (c)                                               5,889
                      AAAr       NR*           7,000  New York State Dormitory Authority, Revenue Refunding Bonds,
                                                      RIB, Series 305, 10.07% due 5/15/2015 (a)(d)                             9,027
====================================================================================================================================
North Carolina--0.6%  NR*        NR*           1,625  North Carolina Medical Care Commission, Retirement
                                                      Facilities, First Mortgage Revenue Bonds (Forest at Duke
                                                      Project), 6.375% due 9/01/2032                                           1,635
====================================================================================================================================
Pennsylvania--4.3%    NR*        Aaa           2,000  Delaware River Port Authority of Pennsylvania and New Jersey
                                                      Revenue Bonds, RIB, Series 396, 9.873% due 1/01/2019 (a)(g)              2,476
                      NR*        NR*           2,000  Pennsylvania Economic Development Financing Authority, Exempt
                                                      Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                      Series B, 6.125% due 11/01/2027                                          1,744
                      NR*        NR*           1,265  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                      Development, AMT, 7.75% due 12/01/2017                                   1,301
                                                      Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                      Bonds (Guthrie Health Issue):
                      A-         NR*           4,050    Series A, 5.875% due 12/01/2031                                        4,146
                      A-         NR*           2,425    Series B, 5.85% due 12/01/2020                                         2,512
====================================================================================================================================
Rhode Island--0.7%    BBB        Baa2          1,865  Rhode Island State Health and Educational Building
                                                      Corporation, Hospital Financing Revenue Bonds (Lifespan
                                                      Obligation Group), 6.50% due 8/15/2032                                   1,912
====================================================================================================================================
South Carolina--3.6%  AAA        Aaa           2,725  Clemson University, South Carolina, University Revenue Bonds,
                                                      6.25% due 5/01/2015 (b)                                                  3,162
                      BBB+       Baa2          1,230  Medical University, South Carolina, Hospital Authority,
                                                      Hospital Facility Revenue Refunding Bonds, 6.50% due
                                                      8/15/2032                                                                1,262
                      BBB        Baa2          3,000  Richland County, South Carolina, Solid Waste Disposal
                                                      Facilities Revenue Bonds (Union Camp Corporation Project),
                                                      AMT, Series B, 7.125% due 9/01/2021                                      3,034
                      NR*        Aa2             605  South Carolina Housing Finance and Development Authority,
                                                      Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                 627
                      BBB-       NR*           2,000  South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach
                                                      Convention Center), Series A, 6.625% due 4/01/2036                       2,009
====================================================================================================================================


                                     8 & 9

                                        MuniVest Fund II, Inc., October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's       Face
STATE                 Ratings++  Ratings++    Amount  Issue                                                                 Value
===================================================================================================================================
Tennessee--3.2%       BBB-       Baa3         $4,000  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                      (Recycling Facility-Calhoun Newsprint), AMT, 7.40% due
                                                      12/01/2022                                                          $   3,970
                      BBB+       Baa1          5,000  Shelby County, Tennessee, Health, Educational and Housing
                                                      Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                                      Healthcare), 6.50% due 9/01/2026                                        5,221
===================================================================================================================================
Texas--15.7%          A+         Aa3           3,500  Austin, Texas, Convention Center Revenue Bonds (Convention
                                                      Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                      6% due 1/01/2023                                                        3,679
                      BBB-       Baa3          4,510  Austin, Texas, Convention Enterprises Inc., Convention Center
                                                      Revenue Bonds, First Tier, Series A, 6.70% due 1/01/2032                4,641
                      BBB        Baa2          5,680  Brazos River Authority, Texas, PCR, Refunding (Utilities
                                                      Electric Company), AMT, Series B, 5.05% due 6/01/2030                   5,055
                      A          A3            5,800  Brazos River, Texas, Harbor Navigation District, Brazoria
                                                      County Environmental Revenue Refunding Bonds (Dow Chemical
                                                      Company Project), AMT, Series A-7, 6.625% due 5/15/2033                 5,970
                      AAA        Aaa           2,150  Dallas-Fort Worth, Texas, International Airport Revenue
                                                      Refunding and Improvement Bonds, AMT, Series A, 5.875% due
                                                      11/01/2018 (c)                                                          2,328
                      NR*        Baa3          1,000  Grapevine, Texas, Industrial Development Corporation Revenue
                                                      Bonds (Air Cargo), AMT, 6.50% due 1/01/2024                               974
                      AA-        Aa3           2,500  Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                                      Waste Disposal Facility Revenue Bonds (E. I. du Pont de
                                                      Nemours and Company Project), AMT, 6.40% due 4/01/2026                  2,670
                                                      Harris County, Houston, Texas, Sports Authority Revenue
                                                      Refunding Bonds, Senior Lien, Series G (d):
                      AAA        Aaa           1,665    5.75% due 11/15/2019                                                  1,830
                      AAA        Aaa           1,500    5.75% due 11/15/2020                                                  1,640
                      NR*        Aa3           5,000  Harris County, Texas, Health Facilities Development
                                                      Corporation, Revenue Refunding Bonds, RITR, Series 6, 9.595%
                                                      due 12/01/2027 (a)(h)                                                   6,208
                      AAA        Aaa           1,000  Lower Neches Valley Authority, Texas, Industrial Development
                                                      Corporation, Environmental Revenue Bonds (Mobil Oil Refining
                                                      Corporation Project), AMT, 6.35% due 4/01/2026                          1,064
                      BBB        Baa2          1,600  Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                      Project), Series A, 6.45% due 11/01/2030                                1,622
                      BBB        Baa2          1,810  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                                      Company Project), Series C, 4% due 5/01/2028                            1,756
                      NR*        Aa1           3,750  San Antonio, Texas, Electric and Gas Revenue Bonds, RIB,
                                                      Series 469x, 9.62% due 2/01/2014 (a)                                    4,832
===================================================================================================================================
Virginia--1.5%        BBB+       A3            1,000  Chesterfield County, Virginia, IDA, PCR (Virginia Electric
                                                      and Power Company), Series B, 5.875% due 6/01/2017                      1,015
                      BBB        Baa2          3,115  Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                      Facilities Revenue Bonds (Union Camp Corporation Project),
                                                      AMT, 6.55% due 4/01/2024                                                3,175
===================================================================================================================================
Washington--13.9%     AAA        Aaa           2,425  Chelan County, Washington, Public Utility District Number
                                                      001, Consolidated Revenue Refunding Bonds (Chelan Hydro),
                                                      AMT, Series D, 6.35% due 7/01/2028 (d)                                  2,712
                      AAA        Aaa           3,245  Douglas County, Washington, Public Utility District Number
                                                      001, Wells Hydroelectric Revenue Bonds, Series B, 6% due
                                                      9/01/2029 (d)                                                           3,599
                                                      Energy Northwest, Washington, Electric Revenue Refunding
                                                      Bonds, DRIVERS (a):
                      AAA        NR*           2,250    Series 248, 9.29% due 7/01/2018 (d)                                   2,705
                      AAA        NR*           1,125    Series 255, 9.79% due 7/01/2018 (b)                                   1,408
                      AAA        NR*           3,650    Series 256, 9.79% due 7/01/2017 (d)                                   4,660
                      NR*        NR*           1,000  Port Seattle, Washington, Special Facilities Revenue Bonds
                                                      (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                    677
                      AAAr       Aaa           5,000  Washington State, GO, Trust Receipts, Class R, Series 6,
                                                      9.737% due 1/01/2014 (a)(g)                                             6,258
                      AA         Baa1          2,200  Washington State Health Care Facilities Authority Revenue
                                                      Bonds (Kadlec Medical Center), 6% due 12/01/2030                        2,349
                                                      Washington State Public Power Supply System, Revenue
                                                      Refunding Bonds, Series B:
                      AA-        Aa1             915    (Nuclear Project No. 1), 7.25% due 7/01/2009 (h)                      1,133
                      AA-        Aa1           4,035    (Nuclear Project No. 1), 7.25% due 7/01/2009                          4,737
                      AA-        Aa1           5,000    (Nuclear Project No. 1), 7.125% due 7/01/2016                         6,384
                      AAA        Aaa           1,900    (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                     2,444
===================================================================================================================================
Wyoming--2.0%                                         Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                      Bonds (FMC Corp. Project), AMT:
                      BB+        Ba3           1,000    Series A, 7% due 6/01/2024                                              917
                      BB+        Ba3           5,000    Series B, 6.90% due 9/01/2024                                         4,528
                      AA         Aa2             165  Wyoming Community Development Authority, S/F Mortgage Revenue
                                                      Refunding Bonds, Series B, 6.70% due 6/01/2017                            165
===================================================================================================================================
                                                      Total Municipal Bonds (Cost--$376,339)--141.9%                        399,798
===================================================================================================================================

                                              Shares
                                               Held   Common Stock
===================================================================================================================================
                                               3,387  Merrill Lynch Institutional Tax-Exempt Fund@                            3,387
===================================================================================================================================
                                                      Total Common Stock (Cost--$3,387)--1.2%                                 3,387
===================================================================================================================================
                      Total Investments (Cost--$379,726)--143.1%                                                            403,185
                      Other Assets Less Liabilities--4.8%                                                                    13,645
                      Preferred Stock, at Redemption Value--(47.9%)                                                        (135,000)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 281,830
                                                                                                                          =========
===================================================================================================================================

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
(h)   Escrowed to maturity.
(i)   FNMA/GNMA Collateralized.
  *   Not Rated.
  @ Investments in companies 5% considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                            Net Share        Net        Dividend
      Affiliate                              Activity        Cost        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                         3,387         $3,387         $12
      --------------------------------------------------------------------------

 ++   Ratings of issues shown are unaudited.

      See Notes to Financial Statements.


                                    10 & 11

                                        MuniVest Fund II, Inc., October 31, 2002

STATEMENT OF NET ASSETS

                       As of October 31, 2002
========================================================================================================================
Assets:                Investments, at value (identified cost--$379,726,037) ..............                 $403,184,636
                       Cash ...............................................................                       86,518
                       Receivables:
                         Securities sold ..................................................  $  8,611,772
                         Interest .........................................................     8,574,736     17,186,508
                                                                                             ------------
                       Prepaid expenses ...................................................                       33,935
                                                                                                            ------------
                       Total assets .......................................................                  420,491,597
                                                                                                            ------------
========================================================================================================================
Liabilities:           Payables:
                         Securities purchased .............................................     3,210,521
                         Dividends to Common Stock shareholders ...........................       191,724
                         Investment adviser ...............................................       183,816      3,586,061
                                                                                             ------------
                       Accrued expenses ...................................................                       75,414
                                                                                                            ------------
                       Total liabilities ..................................................                    3,661,475
                                                                                                            ------------
========================================================================================================================
Preferred Stock:       Preferred Stock, par value $.05 per share (1,800 Series A shares,
                       1,800 Series B shares and 1,800 Series C shares of AMPS* issued
                       and outstanding at $25,000 per share liquidation preference) .......                  135,000,000
                                                                                                            ------------
========================================================================================================================
Net Assets Applicable  Net assets applicable to Common Stock ..............................                 $281,830,122
To Common Stock:                                                                                            ============
========================================================================================================================
Analysis of Net        Common Stock, par value $.10 per share (19,907,055 shares issued
Assets Applicable      and outstanding) ...................................................                 $  1,990,705
To Common Stock:       Paid-in capital in excess of par ...................................                  277,543,466
                       Undistributed investment income--net ...............................  $  4,715,882
                       Accumulated realized capital losses on investments--net ............   (25,878,530)
                       Unrealized appreciation on investments--net ........................    23,458,599
                                                                                             ------------
                       Total accumulated earnings--net ....................................                    2,295,951
                                                                                                            ------------
                       Total--Equivalent to $14.16 net asset value per share of Common
                       Stock (market price--$13.36) .......................................                 $281,830,122
                                                                                                            ============
========================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Year Ended October 31, 2002
==============================================================================================================
Investment              Interest ................................................                  $24,766,723
Income:                 Dividends ...............................................                       11,704
                                                                                                   -----------
                        Total income ............................................                   24,778,427
                                                                                                   -----------
==============================================================================================================
Expenses:               Investment advisory fees ................................   $ 2,075,081
                        Commission fees .........................................       379,080
                        Accounting services .....................................       149,232
                        Professional fees .......................................        77,733
                        Printing and shareholder reports ........................        63,983
                        Transfer agent fees .....................................        59,445
                        Directors' fees and expenses ............................        30,400
                        Listing fees ............................................        28,293
                        Custodian fees ..........................................        25,514
                        Pricing fees ............................................        21,118
                        Other ...................................................        42,217
                                                                                    -----------
                        Total expenses before reimbursement .....................     2,952,096
                        Reimbursement of expenses ...............................        (1,753)
                                                                                    -----------
                        Total expenses after reimbursement ......................                    2,950,343
                                                                                                   -----------
                        Investment income--net ..................................                   21,828,084
                                                                                                   -----------
==============================================================================================================
Realized & Unrealized   Realized gain on investments--net .......................                    3,250,885
Gain (Loss) on          Change in unrealized appreciation on investments--net ...                   (8,111,087)
Investments--Net:                                                                                  -----------
                        Total realized and unrealized loss on investments--net ..                   (4,860,202)
                                                                                                   -----------
==============================================================================================================
Dividends to            Investment income--net ..................................                   (1,857,924)
Preferred Stock                                                                                    -----------
Shareholders:           Net Increase in Net Assets Resulting from Operations ....                  $15,109,958
                                                                                                   ===========
==============================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                                        MuniVest Fund II, Inc., October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                October 31,
                                                                                                      -----------------------------
                 Increase (Decrease) in Net Assets:                                                        2002            2001@
===================================================================================================================================
Operations:      Investment income--net ............................................................  $  21,828,084   $  20,503,147
                 Realized gain on investments--net .................................................      3,250,885       2,408,248
                 Change in unrealized appreciation on investments--net .............................     (8,111,087)     16,792,660
                 Dividends to Preferred Stock shareholders .........................................     (1,857,924)     (4,341,186)
                                                                                                      -------------   -------------
                 Net increase in net assets resulting from operations ..............................     15,109,958      35,362,869
                                                                                                      -------------   -------------
===================================================================================================================================
Dividends to     Investment income--net ............................................................    (17,826,768)    (15,985,366)
Common Stock                                                                                          -------------   -------------
Shareholders:    Net decrease in net assets resulting from dividends to Common Stock shareholders ..    (17,826,768)    (15,985,366)
                                                                                                      -------------   -------------
===================================================================================================================================
Net Assets       Total increase (decrease) in net assets applicable to Common Stock ................     (2,716,810)     19,377,503
Applicable to    Beginning of year .................................................................    284,546,932     265,169,429
Common Stock:                                                                                         -------------   -------------
                 End of year* ......................................................................  $ 281,830,122   $ 284,546,932
                                                                                                      =============   =============
===================================================================================================================================
                *Undistributed investment income--net ..............................................  $   4,715,882   $   2,488,143
                                                                                                      =============   =============
===================================================================================================================================

@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information provided
                     in the financial statements.                                For the Year Ended October 31,
                                                                  ------------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:        2002         2001         2000         1999         1998
==============================================================================================================================
Per Share            Net asset value, beginning of year .......   $  14.29     $  13.32     $  12.81     $  14.85     $  14.59
Operating                                                         --------     --------     --------     --------     --------
Performance:@        Investment income--net ...................       1.11         1.02         1.04         1.05         1.08
                     Realized and unrealized gain (loss)
                     on investments--net ......................       (.25)         .97          .54        (2.05)         .26
                     Dividends to Preferred Stock
                     shareholders from investment
                     income--net ..............................       (.09)        (.22)        (.28)        (.22)        (.24)
                                                                  --------     --------     --------     --------     --------
                     Total from investment operations .........        .77         1.77         1.30        (1.22)        1.10
                                                                  --------     --------     --------     --------     --------
                     Less dividends to Common Stock
                     shareholders from investment
                     income--net ..............................       (.90)        (.80)        (.79)        (.82)        (.84)
                                                                  --------     --------     --------     --------     --------
                     Net asset value, end of year .............   $  14.16     $  14.29     $  13.32     $  12.81     $  14.85
                                                                  ========     ========     ========     ========     ========
                     Market price per share, end of year ......   $  13.36     $  13.69     $ 11.625     $  11.75     $14.4375
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Total Investment     Based on market price per share ..........      4.25%       25.20%        5.93%      (13.49%)      10.37%
Return:*                                                          ========     ========     ========     ========     ========
                     Based on net asset value per share .......      5.86%       14.06%       11.33%       (8.31%)       7.96%
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement** ...      1.05%        1.02%        1.08%        1.01%         .96%
Average Net Assets                                                ========     ========     ========     ========     ========
Of Common Stock:     Total expenses** .........................      1.05%        1.02%        1.08%        1.01%         .96%
                                                                  ========     ========     ========     ========     ========
                     Total investment income--net** ...........      7.79%        7.42%        8.00%        7.36%        7.32%
                                                                  ========     ========     ========     ========     ========
                     Amount of dividends to Preferred
                     Stock shareholders .......................       .66%        1.57%        2.15%        1.53%        1.61%
                                                                  ========     ========     ========     ========     ========
                     Investment income--net, to Common
                     Stock shareholders .......................      7.13%        5.85%        5.85%        5.83%        5.71%
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement .....       .71%         .69%         .71%         .68%         .66%
Average Net Assets                                                ========     ========     ========     ========     ========
of Common and        Total expenses ...........................       .71%         .69%         .71%         .68%         .66%
Preferred Stock:**                                                ========     ========     ========     ========     ========
                     Total investment income--net .............      5.26%        4.98%        5.24%        4.99%        5.06%
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Ratios Based on      Dividends to Preferred Stock
Average Net Assets   shareholders .............................      1.38%        3.22%        4.08%        3.22%        3.52%
Of Preferred Stock:                                               ========     ========     ========     ========     ========
==============================================================================================================================
Supplemental         Net assets applicable to Common Stock,
Data:                end of year (in thousands) ...............   $281,830     $284,547     $265,169     $254,975     $295,621
                                                                  ========     ========     ========     ========     ========
                     Preferred Stock outstanding, end of
                     year (in thousands) ......................   $135,000     $135,000     $135,000     $135,000     $135,000
                                                                  ========     ========     ========     ========     ========
                     Portfolio turnover .......................     66.07%       87.80%      110.66%      114.06%      140.55%
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Leverage:            Asset coverage per $1,000 ................   $  3,088     $  3,108     $  2,964     $  2,889     $  3,190
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================
Dividends Per Share  Series A--Investment income--net .........   $    338     $    793     $  1,067     $    816     $    897
On Preferred Stock                                                ========     ========     ========     ========     ========
Outstanding:         Series B--Investment income--net .........   $    319     $    834     $    990     $    810     $    875
                                                                  ========     ========     ========     ========     ========
                     Series C--Investment income--net .........   $    375     $    784     $  1,012     $    786     $    869
                                                                  ========     ========     ========     ========     ========
==============================================================================================================================

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 @ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    14 & 15

                                        MuniVest Fund II, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate swaps -- The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $49,772 increase in cost of securities (which, in turn, results in a corresponding $49,772 decrease in net unrealized appreciation and a corresponding $49,772 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $20,006, decrease net unrealized depreciation by $67,811 and increase net realized capital losses by $1,967. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS") -- In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $34,574 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $1,753.

For the year ended October 31, 2002, the Fund reimbursed FAM $15,745 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


                                    16 & 17

                                        MuniVest Fund II, Inc., October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $268,920,302 and $265,832,550, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                 Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments .....................       $ 3,663,311        $23,458,599
Financial futures contracts ...............          (412,426)                --
                                                  -----------        -----------
Total .....................................       $ 3,250,885        $23,458,599
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $23,526,410, of which $29,859,101 related to appreciated securities and $6,332,691 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $379,658,226.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Stock

AMPS are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.32%; Series B, 1.21%; and Series C, 1.60%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $151,462 as commissions.

5. Distributions to Shareholders:

On November 7, 2002, a tax-exempt income dividend of $.078000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                    10/31/2002        10/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ........................       $19,684,692       $20,326,552
                                                   -----------       -----------
Total distributions ........................       $19,684,692       $20,326,552
                                                   ===========       ===========
--------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income-- net ....................       $  4,648,071
Undistributed long-term capital gains-- net ..............                 --
                                                                 ------------
Total undistributed earnings-- net .......................          4,648,071
Capital loss carryforward ................................        (21,827,939)*
Unrealized gains-- net ...................................         19,475,819**
                                                                 ------------
Total accumulated earnings-- net .........................       $  2,295,951
                                                                 ============
-----------------------------------------------------------------------------

 * On October 31, 2002, the Fund had a net capital loss carryforward of $21,827,939, of which $2,105,327 expires in 2003, $10,964,178 expires in
      2007 and $8,758,434 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002


                                    18 & 19

                                        MuniVest Fund II, Inc., October 31, 2002

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                       Percent
                                                                       of Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      35.7%
AA/Aa ............................................................      24.4
A/A ..............................................................      11.2
BBB/Baa ..........................................................      16.0
BB/Ba ............................................................       6.0
B/B ..............................................................       0.2
NR (Not Rated) ...................................................       6.5
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

                                                                                                       Number of
                                                                                                     Portfolios in       Other
                                               Position(s)  Length                                    Fund Complex    Directorships
                                                  Held      of Time       Principal Occupation(s)     Overseen by       Held by
Name                     Address & Age          with Fund   Served          During Past 5 Years         Director        Director
====================================================================================================================================
      Interested Director
====================================================================================================================================
Terry K. Glenn*     P.O. Box 9011               President   1999 to   Chairman, Americas Region         117 Funds         None
                    Princeton, NJ 08543-9011    and         present   since 2001 and Executive Vice  162 Portfolios
                    Age: 62                     Director    and       President since 1983 of Fund
                                                            1993 to   Asset Management, L.P. ("FAM")
                                                            present   and Merrill Lynch Investment
                                                                      Managers, L.P. ("MLIM");
                                                                      President of Merrill Lynch
                                                                      Mutual Funds since 1999;
                                                                      President of FAM Distributors,
                                                                      Inc. ("FAMD") since 1986 and
                                                                      Director thereof since 1991;
                                                                      Executive Vice President and
                                                                      Director of Princeton
                                                                      Services, Inc. ("Princeton
                                                                      Services") since 1993;
                                                                      President of Princeton
                                                                      Administrators, L.P. since
                                                                      1988; Director of Financial
                                                                      Data Services, Inc. since
                                                                      1985.
                    ================================================================================================================
                    * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                      Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                      President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                      of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                       Number of
                                                                                                     Portfolios in       Other
                                               Position(s)  Length                                    Fund Complex    Directorships
                                                  Held      of Time       Principal Occupation(s)     Overseen by       Held by
Name                     Address & Age          with Fund   Served*         During Past 5 Years         Director        Director
====================================================================================================================================
      Independent Directors
====================================================================================================================================
Ronald W. Forbes    P.O. Box 9011               Director    1993 to   Professor Emeritus of Finance,    45 Funds          None
                    Princeton, NJ 08543-9011                present   School of Business, State       54 Portfolios
                    Age: 62                                           University of New York at
                                                                      Albany since 2000 and
                                                                      Professor thereof from 1989 to
                                                                      2000.
====================================================================================================================================
Cynthia A.          P.O. Box 9011               Director    1994 to   Professor, Harvard Business       45 Funds       Unum-
Montgomery          Princeton, NJ 08543-9011                present   School since 1989.              54 Portfolios    Provident
                    Age: 50                                                                                            Corporation;
                                                                                                                       Newell
                                                                                                                       Rubbermaid
                                                                                                                       Inc.
====================================================================================================================================
Charles C. Reilly   P.O. Box 9011               Director    1993 to   Self-employed financial           45 Funds          None
                    Princeton, NJ 08543-9011                present   consultant since 1990.          54 Portfolios
                    Age: 71
====================================================================================================================================


                                     20 & 21

                                        MuniVest Fund II, Inc., October 31, 2002

OFFICERS AND DIRECTORS (concluded)

                                                                                                       Number of
                                                                                                     Portfolios in       Other
                                               Position(s)  Length                                    Fund Complex    Directorships
                                                  Held      of Time       Principal Occupation(s)     Overseen by       Held by
Name                     Address & Age          with Fund   Served*         During Past 5 Years         Director        Director
====================================================================================================================================
      Independent Directors (concluded)
====================================================================================================================================
Kevin A. Ryan       P.O. Box 9011               Director    1993 to   Founder and currently Director    45 Funds          None
                    Princeton, NJ 08543-9011                present   Emeritus of The Boston          54 Portfolios
                    Age: 70                                           University Center for the
                                                                      Advancement of Ethics and
                                                                      Character and Director thereof
                                                                      from 1989 to 1999; Professor
                                                                      at Boston University from 1982
                                                                      to 1999.
====================================================================================================================================
Roscoe S. Suddarth  P.O. Box 9011               Director    2000 to   Former President, Middle East     45 Funds          None
                    Princeton, NJ 08543-9011                present   Institute from 1995 to 2001.    54 Portfolios
                    Age: 67
====================================================================================================================================
Richard R. West     P.O. Box 9011               Director    1993 to   Professor of Finance since        45 Funds       Bowne &
                    Princeton, NJ 08543-9011                present   1984 and currently Dean         54 Portfolios    Co., Inc.;
                    Age: 64                                           Emeritus of New York                             Vornado
                                                                      University, Leonard N. Stern                     Realty Trust;
                                                                      School of Business                               Alexander's
                                                                      Administration.                                  Inc.
====================================================================================================================================
Edward D. Zinbarg   P.O. Box 9011               Director    2000 to   Self-employed financial           45 Funds               None
                    Princeton, NJ 08543-9011                present   consultant since 1994.          54 Portfolios
                    Age: 68
                    ================================================================================================================
                    * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                      December 31 of the year in which they turn 72.
====================================================================================================================================

                                               Position(s)  Length
                                                   Held     of Time
Name                     Address & Age          with Fund   Served*           Principal Occupation(s) During Past 5 Years
====================================================================================================================================
      Fund Officers
====================================================================================================================================
Donald C. Burke     P.O. Box 9011               Vice        1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer
                    Princeton, NJ 08543-9011    President   present   thereof since 1999; Senior Vice President and Treasurer of
                    Age: 42                     and         and       Princeton Services since 1999; Vice President of FAMD since
                                                Treasurer   1999 to   1999; Vice President of MLIM and FAM from 1990 to 1997;
                                                            present   Director of MLIM Taxation since 1990.
====================================================================================================================================
Kenneth A. Jacob    P.O. Box 9011               Senior      2002 to   Managing Director of FAM and MLIM since 1997.
                    Princeton, NJ 08543-9011    Vice        present
                    Age: 51                     President
====================================================================================================================================
John M. Loffredo    P.O. Box 9011               Senior      2002 to   Managing Director of FAM and MLIM since 2000 and First Vice
                    Princeton, NJ 08543-9011    Vice        present   President from 1997 to 2000.
                    Age: 38                     President
====================================================================================================================================
Fred Stuebe         P.O. Box 9011               Vice        1998 to   Vice President of MLIM since 1989.
                    Princeton, NJ 08543-9011    President   present
                    Age: 52
====================================================================================================================================
Alice A.            P.O. Box 9011               Secretary   2001 to   Director (Legal Advisory) of MLIM since 2002; Vice President
Pellegrino          Princeton, NJ 08543-9011                present   of MLIM from 1999 to 2002; Attorney associated with MLIM
                    Age: 42                                           since 1997; Associate with Kirkpatrick & Lockhart LLP from
                                                                      1992 to 1997.
                    ================================================================================================================
                    * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The date of the Fund's next Annual Meeting of Shareholders has been changed from April 2003 to January 2003. If a stockholder wishes to present a proposal at the Annual Meeting, such proposal must be received by the Fund at the Fund's principal executive office not later than the close of business on January 17, 2003. Written proposals should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536.


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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